Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
AMENDMENT NO. 7

TO THE A320 FAMILY PURCHASE AGREEMENT

dated as of December 3, 2019

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 7 to the A320 Family Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (this “Amendment No. 7”), is entered into as of December 26, 2024 by and between Airbus S.A.S., a French société par actions simplifiée, organized and existing under the laws of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”), and United Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (the “Buyer”).
WITNESSETH:

WHEREAS, the Buyer and the Seller entered into the A320 Family Purchase Agreement dated as of December 3, 2019 (as amended, supplemented or otherwise modified, the “Agreement”); and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.

CT1903666 – A320 Family Purchase Agreement – Amendment No. 7 – Execution    AM7-1
PROPRIETARY AND CONFIDENTIAL

0.    CONDITION PRECEDENT

This Amendment No. 7 is conditional upon, and shall only enter into full force and effect, upon ***.

The date of effectiveness of this Amendment No. 7 shall be deemed to be the earlier of the date that *** and *** (the “Amendment No. 7 Effective Date”). ***.

1    DEFINITIONS

1.1    Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 7 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 7.

1.2    The definition of “*** A321 NEO Aircraft” set out in Clause 0 of the Agreement is hereby deleted and replaced by the following:

“*** A321 NEO Aircraft – ***.”

2    *** PURCHASE RIGHT EXERCISE

2.1    The Buyer hereby irrevocably exercises the *** Purchase Right. ***.

2.2    For the avoidance of doubt, Paragraph 4.2.3 of Amended and Restated Letter Agreement No. 2 to the Agreement shall apply to each *** Purchase Right Aircraft.

3    DELIVERY SCHEDULE

Clause 9.1.1 of the Agreement is amended to add the delivery schedule of the *** Purchase Right Aircraft as follows:

*** A321 NEO AIRCRAFT	DELIVERY PERIOD
***	***
***

4    ***

***

5    SALE AND PURCHASE

Clause 1 of the Agreement is deleted and replaced as follows:

“The Seller shall sell and deliver to the Buyer, and the Buyer shall purchase and take delivery of all of the one hundred seventy (170) A321 NEO Aircraft and all of the fifty (50) A321 XLR Aircraft from the Seller, subject to the terms and conditions contained in this Agreement.”

6    LETTER AGREEMENTS

CT1903666 – A320 Family Purchase Agreement – Amendment No. 7 – Execution    AM7-1
PROPRIETARY AND CONFIDENTIAL

In connection with the parties entering into this Amendment No. 7, as of the Amendment No. 7 Effective Date: (i) Amended and Restated Letter Agreement No. 1 (RE: ***) dated as of June 30, 2023 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 1 (RE: ***) dated as of even date herewith, and (ii) Amended and Restated Letter Agreement No. 3 (RE: ***) dated as of June 30, 2023 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 3 (RE: ***) dated as of even date herewith.

7    EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 7 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 7.

Both parties agree that this Amendment No. 7 will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 7 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 7 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 7 will govern.

8    ASSIGNMENT

This Amendment No. 7 and the rights and obligations of the parties hereunder will be subject to the provisions of Clause 21 of the Agreement.

9    CONFIDENTIALITY

This Amendment No. 7 is subject to the terms and conditions of Clause 22.10 of the Agreement.

10    GOVERNING LAW

The governing law of this Amendment No. 7 shall be as set forth in Clause 22.6 of the Agreement.

11    COUNTERPARTS

This Amendment No. 7 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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PROPRIETARY AND CONFIDENTIAL

IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment No. 7 to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

    UNITED AIRLINES, INC.

    /s/ Michael Leskinen______
    By: Michael Leskinen
    Its: EVP and Chief Financial Officer

    AIRBUS S.A.S.

    /s/ Paul Meijers__________
    By:    Paul Meijers
    Its:    Executive Vice President
        Commercial Transactions

CT1903666 – A320 Family Purchase Agreement – Amendment No. 7 – Execution
PROPRIETARY AND CONFIDENTIAL

AMENDED AND RESTATED
LETTER AGREEMENT NO. 1

TO THE A320 FAMILY PURCHASE AGREEMENT

As of December 26, 2024
UNITED AIRLINES, INC.
233 South Wacker Drive
Chicago, Illinois 60606
USA
Re: ***
Dear Ladies and Gentlemen,
UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Amended and Restated Letter Agreement No. 1 dated as of June 30, 2023 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

0.    CONDITION PRECEDENT

This Letter Agreement is conditional upon, and shall only enter into full force and effect, upon *** (as defined in Amendment No. 7 to the Agreement) on or prior to ***.
The date of effectiveness of this Letter Agreement shall be deemed to be the Amendment No. 7 Effective Date (as defined in Amendment No. 7 to the Agreement). ***.

1.    ***
1.1    Clause 5.3.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:
    QUOTE
5.3.3    ***:
***
5.3.3.1    For each Aircraft ***:

Payment Date		***
***	- ***	***

***

***	- ***	***
______________________________________________________
*** DELIVERY		***
***
5.3.3.2    INTENTIONALLY LEFT BLANK
5.3.3.3 For each *** Aircraft:

Payment Date		***
***	- ***	***

***

***	- ***	***
______________________________________________________

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AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

*** DELIVERY	***
***
UNQUOTE
1.2    ***
1.3    Clause 5.3.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE
5.3.5    ***
UNQUOTE
2    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.
3    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.
4    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours,
AIRBUS S.A.S.
                                /s/ Paul Meijers
By:    Paul Meijers
Its:    Executive Vice President
    Commercial Transactions

Accepted and Agreed
UNITED AIRLINES, INC.
/s/ Michael Leskinen
By: Michael Leskinen
Its: EVP and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – Execution
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

AMENDED AND RESTATED
LETTER AGREEMENT NO. 3

TO THE A320 FAMILY PURCHASE AGREEMENT

As of December 26, 2024

UNITED AIRLINES, INC.
233 South Wacker Drive
Chicago, Illinois 60606
USA

Re: ***
Dear Ladies and Gentlemen,
UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Amended and Restated Letter Agreement No. 3 dated as of June 30, 2023 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666 – A320 Family Purchase Agreement – Execution	A&R LA3-1
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

0    CONDITION PRECEDENT

This Letter Agreement is conditional upon, and shall only enter into full force and effect, upon *** (as defined in Amendment No. 7 to the Agreement) on or prior to ***.
The date of effectiveness of this Letter Agreement shall be deemed to be the Amendment No. 7 Effective Date (as defined in Amendment No. 7 to the Agreement). ***.

1    DEFINITIONS
Clause 0 to the Agreement is amended to add the following defined terms:
“*** A321 NEO Aircraft *** – as defined in Paragraph 2.3.3.1 of Letter Agreement No. 3.
*** A321 NEO Aircraft *** Notice – as defined in Paragraph 2.3.3.1 of Letter Agreement No. 3.
*** A321 NEO Aircraft *** Notice – as defined in Paragraph 2.3.3.2 of Letter Agreement No. 3.
*** A321 NEO *** – as defined in Paragraph 2.3.3.1 Letter Agreement No. 3.
*** A321 NEO *** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3.
*** A321 NEO *** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3.
*** A321 NEO *** Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3.
*** A321 NEO *** – as defined in Paragraph 2.3.4.1 of Letter Agreement No. 3.
*** A321 NEO *** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3.
*** A321 NEO *** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3.
*** A321 NEO *** Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3.
A320 Family *** Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3.
A320 Family *** – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3.
A320 Family *** Notice – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3.
A320 Family *** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3.
A320 Family *** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3.
A320 Family *** Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3.
A320 Family *** Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3.
A320 Family *** Notice – as defined in Paragraph 2.3.2.2 of Letter Agreement No. 3.

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AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

*** A320 Family Aircraft – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3.
*** A321 NEO Aircraft – as defined in Paragraph 2.3.3.1 of Letter Agreement No. 3.
*** Deadlines – as defined in Paragraph 2.3.4.1 of Letter Agreement No. 3.
*** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3.
*** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3.
*** – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3.”
2    PURCHASE RIGHT
2.1    Purchase Right Aircraft
2.1.1    The Seller grants the Buyer the right to purchase:
***
3    ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.
4    CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.
5    COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – Execution	A&R LA3-3
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AIRBUS S.A.S.
/s/ Paul Meijers
By:    Paul Meijers
Its:    Executive Vice President
    Commercial Transactions

Accepted and Agreed
UNITED AIRLINES, INC.
/s/ Michael Leskinen
By: Michael Leskinen
Its: EVP and Chief Financial Officer

CT1903666 – A320 Family Purchase Agreement – Execution
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL